UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01	Regulation FD Disclosure.

AcelRx Pharmaceuticals, Inc. (the “Company”) has prepared an investor presentation to be used in certain investor meetings, beginning June 7, 2017, a copy of which is attached hereto as Exhibit 99.1.

This information, including the Exhibit 99.1 referenced herein, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

Item 8.01	Other Events.

The U.S. Food and Drug Administration has notified the Company that it no longer plans to hold an advisory committee meeting in connection with its review of the Company’s New Drug Application (NDA) for DSUVIA™ (sufentanil sublingual tablet, 30mcg) for the treatment of moderate-to-severe acute pain. The decision does not alter the Prescription Drug User Fee Act (PDUFA) goal date for completion of the review of the NDA, which remains October 12, 2017.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including, for example, statements relating to the timing of completion and outcome of FDA review of the Company’s NDA for DSUVIA™. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that might cause actual results to differ materially from those expressed or implied by such statements. For example, the Company cannot assure you with respect to the timing of completion and outcome of the FDA’s review of the Company’s NDA with respect to DSUVIA or any other product candidate. These and other risk factors are set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and subsequent SEC filings. The Company disclaims any intention or duty to update any forward-looking statement made in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Investor Presentation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2017	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Jane Wright-Mitchell
Jane Wright-Mitchell
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation